PERRY'S MAJESTIC BEER, INC.
                                 100 PLAZA DRIVE
                                  SECOND FLOOR
                           SECAUCUS, NEW JERSEY 07094
                           (201) 866-1300 (telephone)
                           (201) 866-5750 (telecopier)

                                December 23, 1998

James B. Hovis, President
X-Treem Products Corporation
100 Plaza Drive
Second Floor
Secaucus, New Jersey  07094

Dear Jim:

     This letter serves as written notice to X-Treem Products Corporation (the "Company") of the election by Perry's Majestic Beer, Inc. (the "Licensee") to exercise the Option, as defined in the License Agreement between the Company and the Licensee dated December 1, 1998 (the "License Agreement"), pursuant to
Section 2.3 of the License Agreement.

     The Company hereby acknowledges that this letter was accompanied by a promissory note by the Licensee in favor of the Company in the original principal amount of the Option Price, as defined in the License Agreement, and that, therefore, the Licensee has exercised the Option and the License Agreement is hereby terminated.

                                                     Very truly yours,

                                                     PERRY'S MAJESTIC BEER, INC.



                                                     By: /s/ Robert J. Sipper
                                                         ----------------------
                                                          Robert J. Sipper, COO

ACCEPTED AND AGREED TO this 23rd day of December, 1998.

X-TREEM PRODUCTS CORPORATION


By: /s/ James B. Hovis
    ----------------------
    James B. Hovis, President